                                                                 EXHIBIT 10.24




                     SECOND AMENDMENT TO FOURTH AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT") dated effective as of May 22, 2000, is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the "COMPANY"), each of the subsidiaries of the Company listed on the signature pages attached to the Fourth Amended and Restated Agreement (as defined herein) (the "SUBSIDIARIES") and such other subsidiaries of the Company which have become parties to the Fourth Amended and Restated Agreement by execution of an Addendum (the "ADDENDUM BORROWERS") (the Company, the Subsidiaries and Addendum Borrowers are collectively, the "BORROWERS"), the lenders listed on the signature pages attached to the Fourth Amended and Restated Agreement (the "LENDERS"), CHASE BANK OF TEXAS, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.6 of the Fourth Amended and Restated Agreement, the "AGENT"), COMERICA BANK, a Michigan banking association, as Floor Plan Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.13 of the Fourth Amended and Restated Agreement, the "FLOOR PLAN AGENT"), Bank of America, N.A., as Documentation Agent, U.S. Bank National Association, Bank One Texas, N.A. and Fleet National Bank, formerly known as BankBoston, N.A., as Co-Agents.

                                   WITNESSETH:

         WHEREAS, on December 31, 1997, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent entered into the Revolving Credit Agreement (the "INITIAL AGREEMENT"), whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $125,000,000, to be used by the Borrowers for the purposes set forth in Section 9.9 of the Initial Agreement; and

         WHEREAS, on, June 19, 1998, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent amended the Initial Agreement and entered into an Amended and Restated Revolving Credit Agreement (hereinafter called the "AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $345,000,000 to be used by the Borrowers for the purposes set forth in
Section 9.9 of the Amended and Restated Agreement; and

         WHEREAS, on, November 10, 1998, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent amended the Amended and Restated Agreement and entered into the Second Amended and Restated Revolving Credit Agreement (hereinafter called the "SECOND AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $425,000,000 to be used by the


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

Borrowers for the purposes set forth in Section 9.9 of the Second Amended and Restated Agreement; and

         WHEREAS, on, May 12, 1999, the Borrowers, the lenders parties thereto, the Agent and the Floor Plan Agent amended the Second Amended and Restated Agreement and entered into the Third Amended and Restated Revolving Credit Agreement (hereinafter called the "THIRD AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $500,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Third Amended and Restated Agreement; and

         WHEREAS, on, October 15, 1999, and effective as of November 1, 1999, the Borrowers, the lenders parties thereto, the Agent and the Floor Plan Agent amended the Third Amended and Restated Agreement and entered into the Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "FOURTH AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $1,000,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Fourth Amended and Restated Agreement;

         WHEREAS, on March 7, 2000, the Borrowers, the lenders parties thereto, the Agent and the Floor Plan Agent amended the Fourth Amended and Restated Agreement and entered into the Amendment to Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "FIRST AMENDMENT") whereby, upon the terms and conditions therein stated, such lenders and Borrowers agreed to amend the "Restricted Payments" provision set forth in Section 10.13(d) of the Fourth Amended and Restated Agreement (the Fourth Amended and Restated Agreement as amended by the First Amendment is collectively referred to herein as the "FOURTH AMENDED AND RESTATED AGREEMENT"); and

         WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent mutually desire to amend certain aspects of the Fourth Amended and Restated Agreement as set forth herein; and

         WHEREAS, unless otherwise expressly provided in this Amendment, capitalized terms used in this Amendment shall have the same meanings specified in the Fourth Amended and Restated Agreement; and

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:



GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    ARTICLE 1

                               NEGATIVE COVENANTS



         Section 1.1 Restricted Payments. Sections 10.13(c) and 10.13(d) of the Fourth Amended and Restated Agreement are deleted in their entireties and replaced with the following Sections 10.13(c) and 10.13(d):

                  (c) the Company may declare and pay cash dividends on its capital stock, may purchase shares of its capital stock, and/or may make any other Restricted Payment, provided (i) no Default or Event of Default has occurred, is continuing or would be created thereby and
         (ii) that the aggregate amount payable in respect of cash dividends paid by the Company, the shares purchased by the Company, and/or the Restricted Payments made by the Company shall not exceed an amount equal to the sum of $5,000,000 plus thirty-three and thirty-three one-hundredths percent (33.33%) of the aggregate Consolidated Net Income for the period commencing on December 31, 1997, and ending on the date of determination taken as a single accounting period; and

                  (d) the Company may purchase shares of its capital stock to sell to employees of the Company pursuant to a Company sponsored employee stock purchase plan, provided that such sales price is not less than 85% of the Company's cost.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations Repeated. The representations and warranties of the Borrowers contained in the Fourth Amended and Restated Agreement and the other Loan Documents and otherwise made in writing by or on behalf of the Borrowers pursuant to the Fourth Amended and Restated Agreement and the other Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted as are not in violation of the Fourth Amended and Restated Agreement, this Amendment or the other Loan Documents or which were limited to an earlier date.

         Section 2.2 Loan Documents. All Loan Documents to which the Borrowers are a party shall secure the Notes and all of the Indebtedness and Obligations of the Borrowers to the Lenders as such Indebtedness and Obligations are increased and modified by this Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection herewith.




GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

         Section 2.3 Compliance with Obligations. The Borrowers have performed and complied with all agreements and conditions contained in the Fourth Amended and Restated Agreement and the Loan Documents required to be performed or complied with by the Borrowers prior to or at the time of delivery of this Amendment.

         Section 2.4 Defaults. There exists, and after giving effect to this Amendment will exist, no Default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrowers are a party.

         Section 2.5 No Amendments. Nothing in this Article 2 of this Amendment is intended to amend any of the representations or warranties contained in the Fourth Amended and Restated Agreement.

                                    ARTICLE 3

                                  MISCELLANEOUS

         Section 3.1 Fees. The Company shall pay a fee of $5,000 to each Lender who approves this Amendment and delivers executed signature pages in the following manner: (i) a copy by telecopy by 5:00 p.m. on Monday, May 22, 2000, to Richard L. Burleson, at Telecopy No. (713) 752-4221, and (ii) the originals by overnight mail by 5:00 p.m. on Tuesday, May 23, 2000, to Richard L. Burleson, at Jackson Walker L.L.P., 1100 Louisiana Street, Suite 4200, Houston, Texas 77002.

         Section 3.2 Extent of Amendments. Except as otherwise expressly provided herein, the Fourth Amended and Restated Agreement, the Loan Documents, the Notes and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Fourth Amended and Restated Agreement are herein ratified and confirmed and shall remain in full force and effect.

         Section 3.3 References. On and after the date on which this Amendment becomes effective, the terms, "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Fourth Amended and Restated Agreement shall, except where the context otherwise requires, refer to the Fourth Amended and Restated Agreement, as amended by this Amendment.

         Section 3.4 Counterparts. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.



GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

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                   [SIGNATURES FOLLOWING ON SUCCEEDING PAGES]
















GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


BORROWERS:                          GROUP 1 AUTOMOTIVE, INC.,
                                    a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   Senior Vice President

                                    COURTESY NISSAN, INC., a Texas corporation;
                                    FOYT MOTORS, INC., a Texas corporation; BOB
                                    HOWARD AUTOMOTIVE-H, INC., an Oklahoma
                                    corporation; HOWARD PONTIAC-GMC, INC., an
                                    Oklahoma corporation; ROUND ROCK NISSAN,
                                    INC., a Texas corporation; MIKE SMITH
                                    AUTOPLAZA, INC., a Texas corporation; SMITH,
                                    LIU & KUTZ, INC., a Texas corporation; TOWN
                                    NORTH IMPORTS, INC., a Texas corporation;
                                    TOWN NORTH NISSAN, INC., a Texas
                                    corporation; TOWN NORTH SUZUKI, INC., a
                                    Texas corporation; GROUP 1 FORD, INC., a
                                    Texas corporation; MIKE SMITH AUTOMOTIVE-N,
                                    INC., a Texas corporation; MIKE SMITH
                                    AUTOPLEX, Inc., a Texas corporation; MIKE
                                    SMITH AUTOPLEX BUICK, INC., a Texas
                                    corporation; MIKE SMITH AUTOPLEX DODGE,
                                    INC., a Texas corporation; MIKE SMITH
                                    AUTOPLEX-GERMAN IMPORTS, INC., a Texas
                                    corporation; MIKE SMITH AUTOPLEX-V, INC., a
                                    Texas corporation; HIGHLAND AUTOPLEX, INC., a Texas corporation; HOWARD AUTOMOTIVE GROUP, INC., an Oklahoma corporation; MIKE SMITH GM, INC., a Delaware corporation; MIKE SMITH MOTORS, INC., a Texas corporation; MIKE SMITH IMPORTS, INC., a Texas corporation; JIM TIDWELL FORD, INC., a Delaware corporation; MIKE SMITH AUTOMOTIVE-H, Inc., a Delaware corporation; LUBBOCK MOTORS-M, Inc., a Delaware




GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement
                                    corporation; JOHNS AUTOMOTIVE GROUP, INC., a
                                    New Mexico corporation; GPI ACQUISITION-I,
                                    INC., a Texas corporation; HARVEY-T, INC., a
                                    Delaware corporation; KEY FORD, INC., a
                                    Florida corporation; SHAMROCK CHEVROLET,
                                    INC., a Florida corporation; HARVEY
                                    HOLDINGS, INC., a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   Vice President


                                    GROUP 1 REALTY, INC., a Delaware
                                    corporation; GROUP 1 ASSOCIATES, INC., a
                                    Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   President


                                    DANVERS - DCII, INC., a Delaware
                                    corporation; DANVERS - DC, INC., a Delaware corporation; DANVERS - GM, INC., a Delaware corporation; DANVERS - S, INC., a Delaware corporation; DANVERS - SU, INC., a Delaware corporation; DANVERS - T, INC., a Delaware corporation; DANVERS - TL, INC., a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   Vice President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    MAXWELL CHRYSLER, PLYMOUTH, DODGE, JEEP,
                                    EAGLE, LTD., a Texas limited partnership;
                                    PRESTIGE CHRYSLER PLYMOUTH SOUTH, LTD., a
                                    Texas limited partnership; PRESTIGE CHRYSLER
                                    PLYMOUTH NORTHWEST, LTD., a Texas limited partnership; MAXWELL FORD, LTD., a Texas limited partnership; COLONIAL
                                    CHRYSLER-PLYMOUTH, LTD., a Texas limited partnership; CHAPERRAL DODGE, LTD., a Texas limited partnership; LUBBOCK MOTORS-F, LTD., a Texas limited partnership; LUBBOCK MOTORS-T, LTD., a Texas limited partnership; ROCKWALL AUTOMOTIVE-F, LTD., a Texas limited partnership; AMARILLO MOTORS-C, LTD., a Texas limited partnership; AMARILLO MOTORS-J, LTD., a Texas limited partnership; AMARILLO MOTORS-F, LTD., a Texas limited partnership; GPI, LTD., a Texas limited partnership; MCCALL - TL, LTD., a Texas limited partnership; MCCALL - HA, LTD., a Texas limited partnership; MCCALL - T, LTD., a Texas limited partnership; KUTZ - DC, LTD., a Texas limited partnership; LUBBOCK MOTORS, LTD., a Texas limited partnership

                                    By:  GROUP 1 ASSOCIATES, INC., a Delaware
                                         corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   President


                                    GROUP 1 HOLDINGS-DC, L.L.C., a Delaware
                                    limited liability company; GROUP 1
                                    HOLDINGS-F, L.L.C., a Delaware limited
                                    liability company; GROUP 1 HOLDINGS-GM,
                                    L.L.C., a Delaware limited liability
                                    company; GROUP 1 HOLDINGS-H, L.L.C., a
                                    Delaware limited liability company; GROUP 1
                                    HOLDINGS-N, L.L.C., a Delaware limited
                                    liability company; GROUP 1 HOLDINGS-S,




GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    L.L.C., a Delaware limited liability
                                    company; GROUP 1 HOLDINGS-T, L.L.C., a
                                    Delaware limited liability company

                                    By: GROUP 1 AUTOMOTIVE, INC., a Delaware
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   Senior Vice President


                                    HARVEY OPERATIONS-T, LLC, a Delaware limited liability company

                                    By: HARVEY-T, INC., a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   Vice President


                                    HARVEY GM, LLC, a Delaware limited liability company; HARVEY FORD, LLC, a Delaware limited liability company

                                    By: HARVEY HOLDINGS, INC., a Delaware
                                        corporation

                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   Vice President

                                    IRA AUTOMOTIVE GROUP, LLC, a Delaware
                                    limited liability company

                                    By:      DANVERS - T, INC., a Delaware
                                             corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Scott L. Thompson
                                    Title:   Vice President





GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    BOB HOWARD DODGE, INC., an Oklahoma
                                    corporation; BOB HOWARD GERMAN IMPORTS,
                                    INC., an Oklahoma corporation; CASA CHRYSLER
                                    PLYMOUTH JEEP, INC., a New Mexico
                                    corporation; GROUP 1 LP INTERESTS-DC, INC., a Delaware corporation

                                    By: GROUP 1 HOLDINGS-DC, L.L.C., a Delaware
                                        limited liability company

                                        By: GROUP 1 AUTOMOTIVE, INC., a Delaware
                                            corporation


                                        By:
                                           ------------------------------------
                                        Name:    Scott L. Thompson
                                        Title:   Senior Vice President


                                    KOONS FORD, INC., a Florida corporation;
                                    COURTESY FORD, INC., a Florida corporation;
                                    FLAMINGO FORD, INC., a Florida corporation;
                                    JIM TIDWELL FORD, Inc., a Delaware
                                    corporation; GROUP 1 LP INTERESTS-F, INC., a
                                    Delaware corporation; PERIMETER FORD, INC., a Delaware corporation

                                    By: GROUP 1 HOLDINGS-F, L.L.C., a Delaware
                                        limited liability company

                                        By: GROUP 1 AUTOMOTIVE, INC., a Delaware
                                            corporation


                                        By:
                                           ------------------------------------
                                        Name:    Scott L. Thompson
                                        Title:   Senior Vice President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    BOB HOWARD AUTOMOTIVE-EAST, INC., an
                                    Oklahoma corporation; BOB HOWARD CHEVROLET,
                                    INC., an Oklahoma corporation; CASA
                                    CHEVROLET, INC., a New Mexico corporation;
                                    SUNSHINE BUICK PONTIAC GMC TRUCK, INC., a
                                    New Mexico corporation; LUBY CHEVROLET CO., a Delaware corporation; GROUP 1 LP INTERESTS-GM, INC., a Delaware corporation

                                    By: GROUP 1 HOLDINGS-GM, L.L.C., a Delaware
                                        limited liability company

                                        By: GROUP 1 AUTOMOTIVE, INC.,
                                            a Delaware corporation


                                        By:
                                           ------------------------------------
                                        Name:    Scott L. Thompson
                                        Title:   Senior Vice President


                                    BOB HOWARD NISSAN, INC., an Oklahoma
                                    corporation; GROUP 1 LP INTERESTS-N, INC., a Delaware corporation

                                    By: GROUP 1 HOLDINGS-N, L.L.C., a Delaware
                                        limited liability company

                                        By: GROUP 1 AUTOMOTIVE, INC.,
                                            a Delaware corporation


                                        By:
                                           ------------------------------------
                                        Name:    Scott L. Thompson
                                        Title:   Senior Vice President



GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    BOB HOWARD MOTORS, INC., an Oklahoma
                                    corporation; GROUP 1 LP INTERESTS-T, INC., a Delaware corporation

                                    By: GROUP 1 HOLDINGS-T, L.L.C., a
                                        Delaware limited liability company

                                        By: GROUP 1 AUTOMOTIVE, INC.,
                                            a Delaware corporation


                                        By:
                                           ------------------------------------
                                        Name:    Scott L. Thompson
                                        Title:   Senior Vice President




GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    GROUP 1 LP INTERESTS-H, INC., a Delaware corporation; GROUP 1 LP INTERESTS-S, INC., a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Name:    Janet Giles
                                    Title:   President


                                    DELAWARE ACQUISITION-DC, L.L.C., a Delaware limited liability company

                                    By:      GROUP 1 LP INTERESTS-DC,  INC.,
                                             a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Janet Giles
                                    Title:   President


                                    DELAWARE  ACQUISITION-GM,  L.L.C., a
                                    Delaware limited liability company

                                    By:      GROUP 1 INTERESTS-GM, INC.,
                                             a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Janet Giles
                                    Title:   President


                                    DELAWARE  ACQUISITION-T,  L.L.C.,
                                    a Delaware limited liability company

                                    By:      GROUP 1 LP  INTERESTS-T,  INC.,
                                             a  Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Janet Giles
                                    Title:   President




GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    DELAWARE ACQUISITION-F, L.L.C., a Delaware limited liability company

                                    By:      GROUP 1 LP INTERESTS-F, INC.,
                                             a  Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:    Janet Giles
                                    Title:   President







GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

AGENT AND ISSUING BANK:             CHASE BANK OF TEXAS, N.A.


                                    By:
                                       ----------------------------------------
                                    Name:    James R. Dolphin
                                    Title:   Senior Vice President





GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

FLOOR PLAN AGENT                    COMERICA BANK
AND SWING LINE BANK


                                    By:
                                       ----------------------------------------
                                    Name:    Joseph A. Moran
                                    Title:   Senior Vice President






GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

LENDERS:                            AMARILLO NATIONAL BANK


                                    By:
                                       ----------------------------------------
                                    Name:    R. Wesley Savage
                                    Title:   Executive Vice President

                                    Address:      P. O. Box 1
                                                  Amarillo, Texas 79105

                                    Telecopy No.: (806) 378-8395


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                  BMW FINANCIAL SERVICES N.A., INC.


                                  By:
                                     ------------------------------------------
                                  Name:    James A. Janson
                                  Title:   Manager, Retailer Commercial Finance

                                  Address:      5515 Parkcenter Circle
                                                Dublin, OH 43017

                                  Telecopy No.: (800) 362-4269





GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    BANK OF AMERICA, N.A.


                                    By:
                                       ----------------------------------------
                                    Name:    Bruce Clay
                                    Title:   Senior Vice President

                                    Address:       110 Cypress Station Drive,
                                                   Suite 200
                                                   Houston, Texas 77090

                                    Telecopy No.:  (281) 537-3246



GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    BANK OF OKLAHOMA, N.A.


                                    By:
                                       ----------------------------------------
                                    Name:    Laura Christofferson
                                    Title:   Senior Vice President

                                    Address:      201 Robert S. Kerr
                                                  Oklahoma City, Oklahoma 73102

                                    Telecopy No.: (405) 272-2588




GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    BANK ONE TEXAS, N.A.


                                    By:
                                       ----------------------------------------
                                    Name:    Jeffrey D. Edge
                                    Title:   Vice President

                                    Address:       1424 East North Belt,
                                                   Suite 100
                                                   Houston, TX 77032

                                    Telecopy No.:  (281) 985-2931





GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    CHASE BANK OF TEXAS, N.A.


                                    By:
                                       ----------------------------------------
                                    Name:    James R. Dolphin
                                    Title:   Senior Vice President

                                    Address:      712 Main Street
                                                  5-CBBE-78
                                                  Houston, TX 77002

                                    Telecopy No.:     (713) 216-6004





GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    CHRYSLER FINANCIAL COMPANY, L.L.C.

                                    By:
                                       ----------------------------------------
                                    Name:    Devon Cohen
                                    Title:   Vice President/General Manager

                                    Address:      Dealer Credit Department
                                                  27777 Franklin Road
                                                  Southfield, Michigan 48034

                                    Telecopy No.: (248) 948-3838









GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    COMERICA BANK


                                    By:
                                       ----------------------------------------
                                    Name: Joseph A. Moran
                                    Title: Senior Vice President

                                    Address: 411 West Lafayette MC3517,
                                             8th Floor
                                             Detroit, Michigan 48226

                                    Telecopy No.: (313) 222-7284


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    FLEET NATIONAL BANK, formerly known as
                                    BankBoston, N.A.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Address:
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                    Telecopy No.:
                                                 ------------------------------


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    FORD MOTOR CREDIT COMPANY


                                    By:
                                       ----------------------------------------
                                    Name: William C. Van Horn
                                    Title: Major Accounts Executive

                                    Address: The American Road
                                             Dearborn, MI 48121

                                    Telecopy No.: (313) 390-5459


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    GENERAL MOTORS ACCEPTANCE CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name: Jeffrey G. McLeod
                                    Title: Vice President National Dealer
                                           Account

                                    Address: GMAC National Accounts Dept.
                                             GMAC Building 3-132
                                             3044 West Grand Boulevard
                                             Detroit, Michigan 48202

                                    Telecopy No.: (313) 974-4450


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    MERCEDES BENZ CREDIT CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Address: 600 Embassy Row
                                             Suite 160
                                             Atlanta, Georgia  30328

                                    Telecopy No.: (800) 837-7272


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    NORWEST BANK MINNESOTA, N.A.


                                    By:
                                       ----------------------------------------
                                    Name: Brent Fossey
                                    Title: Vice President, Auto Finance Group

                                    Address: 55 East Fifth Street
                                             St. Paul, Minnesota 55101-2304

                                    Telecopy No.: (651) 205-8496


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    TOYOTA MOTOR CREDIT CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name: Joseph Steib
                                    Title: National Dealer Credit Manager

                                    Address: 19001 South Western Avenue
                                             Torrance, California 90509-2958

                                    Telecopy No.: (800) 643-9811


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Address: 10800 N.E. 8th Street, Suite 900
                                             Bellevue, WA 98004

                                    Telecopy No.: (425) 450-5762


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    WORLD OMNI FINANCIAL CORP.


                                    By:
                                       ----------------------------------------
                                    Name: Bruce Wohlleb
                                    Title: Vice President

                                    Address: 120 NW 12th Avenue
                                             Deerfield Beach, FL 33442


                                    Telecopy No.: (954) 420-3301


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
Second Amendment to Fourth Amended and Restated Revolving Credit Agreement